SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  June 25, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-16619                         73-1612389
--------------            ------------------------          --------------------
  (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)


            Kerr-McGee Center
         Oklahoma City, Oklahoma                                       73125
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 9.   Regulation FD Disclosure
               On June 25, 2003, Kerr-McGee Corporation will hold a security analyst meeting to discuss its financial and operating outlook for 2003. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2003. A table providing the projection ranges of 2003 average daily oil and natural gas production is furnished below.



                                                                      Kerr-McGee Corp.
                                                        Projected Daily Average Production Volumes
As of June 2003
                                                                 2003 Production Forecast
                               --------------------------------------------------------------------------------------------
                                     1-Qtr              2-Qtr              3-Qtr              4-Qtr              Year
                               ----------------   ----------------   ----------------   ----------------   ----------------
Crude Oil                           Actual
(BOPD)
    Onshore                     21,300-  21,300    19,000-  21,000    18,000-  20,000    18,000-  19,500    19,100-  20,400
    Offshore                    59,700-  59,700    55,000-  57,500    51,000-  56,000    49,000-  54,000    53,600-  56,800
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------
      U.S.                      81,000-  81,000    74,000-  78,500    69,000-  76,000    67,000-  73,500    72,700-  77,200
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    North Sea                   80,100-  80,100    70,000-  73,000    65,000-  74,500    64,000-  71,000    69,700-  74,600
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    Other International(1)       4,300-   4,300     4,000-   4,500         0-       0         0-       0     2,100-   2,200
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

      Total                    165,400- 165,400   148,000- 156,000   134,000- 150,500   131,000- 144,500   144,500- 154,000
                               =======  =======   =======  =======   =======  =======   =======  =======   =======  =======

Natural Gas
(MMCF/D)                             1-Qtr              2-Qtr              3-Qtr              4-Qtr              Year
                               ----------------   ----------------   ----------------   ----------------   ----------------
    Onshore                        369-     369       350-     370       335-     375       330-     370       346-     371
    Offshore                       286-     286       270-     280       245-     275       245-     275       261-     279
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------
      U.S.                         655-     655       620-     650       580-     650       575-     645       607-     650
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    North Sea                      106-     106        75-      80        90-     105        95-     110        91-     100
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    Other International              0-       0         0-       0         0-       0         0-       0         0-       0
                               -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

      Total                        761-     761       695-     730       670-     755       670-     755       698-     750
                               =======  =======   =======  =======   =======  =======   =======  =======   =======  =======


BOE/D                          292,200- 292,200   263,800- 277,700   245,700- 276,300   242,700- 270,300   260,800- 279,000
                               =======  =======   =======  =======   =======  =======   =======  =======   =======  =======



Note:
(1) Volumes associated with production from the Liuhua field are included through the end of the second quarter. The effective date of the sale of the Liuhua property is July 1, 2003.



        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: June 25, 2003